Capital management (Tables)	12 Months Ended
Mar. 31, 2018
Text block1 [abstract]
Summary of Capital

The following table summarizes the capital of the Group:

As at March 31,	2017	2018	2018
	(₹ in million)	(₹ in million)	(US dollars in million)
Equity	713,788	752,930	11,564

Cash and cash equivalents (Note 15 and 16)	108,949	44,675	686
Short term investments (Note 14)	524,685	315,996	4,854

Total cash (a)	633,634	360,671	5,540
Short-term borrowings (Note 17)	413,126	313,700	4,818
Long-term borrowings (Note 17)	332,654	267,888	4,114

Total debt (b)	745,780	581,588	8,932
Net debt (c=(b-a))	112,146	220,917	3,392

Total capital (equity+net debt)	825,934	973,847	14,956

Gearing ratio	0.16	0.29	0.29